DELAWARE GROUP® EQUITY FUNDS I

Delaware Mid Cap Value Fund
(the “Fund”)

Supplement to the Fund’s Statement of Additional Information
Dated February 28, 2012

Effective July 1, 2012, the following replaces the information in the section entitled “Portfolio Managers – Other Accounts Managed”:

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of May 31, 2012 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information presented is for individuals serving as portfolio managers prior to July 1, 2012, and is current as of June 30, 2011.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance- Based Fees
Christopher S. Beck
Registered Investment Companies	5	$2.2 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	10	$166.5 million	0	$0
Steven G. Catricks
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Kelley A. McKee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Kent P. Madden
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
.
Please keep this Supplement for future reference.

This Supplement is dated June 29, 2012.